                                                                    EXHIBIT 10.3



                         RETIREMENT PLAN FOR EMPLOYEES
                         -----------------------------

                                      OF
                                      --

                         UNIFIED WESTERN GROCERS, INC.
                         -----------------------------



                  (Amended and Restated as of March 1, 1997)

                               TABLE OF CONTENTS

ARTICLE I DEFINITIONS...................................................................................      2

    Section 1.01   -  Accrued Benefit...................................................................      2
    Section 1.02   -  Actuarial Equivalent..............................................................      2
    Section 1.03   -  Affiliated Company................................................................      4
    Section 1.04   -  Benefit Commencement Date.........................................................      4
    Section 1.05   -  Code..............................................................................      4
    Section 1.06   -  Company...........................................................................      4
    Section 1.07   -  Conversion Date...................................................................      5
    Section 1.08   -  Early Retirement Age..............................................................      5
    Section 1.09   -  Early Retirement Date.............................................................      5
    Section 1.010  -  Effective Date....................................................................      5
    Section 1.011  -  Employee..........................................................................      5
    Section 1.012  -  Gender............................................................................      6
    Section 1.013  -  Member............................................................................      6
    Section 1.014  -  Month of Service..................................................................      6
    Section 1.015  -  Normal Retirement Age.............................................................      6
    Section 1.016  -  Normal Retirement Date............................................................      6
    Section 1.017  -  Plan..............................................................................      6
    Section 1.018  -  Plan Administrator................................................................      6
    Section 1.019  -  Plan Year.........................................................................      6
    Section 1.020  -  Restatement Date..................................................................      7
    Section 1.021  -  Retirement Date...................................................................      7
    Section 1.022  -  Service...........................................................................      7
    Section 1.023  -  Social Security Covered Compensation..............................................      7
    Section 1.024  -  Social Security Retirement Age....................................................      7
    Section 1.025  -  Social Security Taxable Wage Base.................................................      7
    Section 1.026  -  Spouse............................................................................      8
    Section 1.027  -  Unified Employee..................................................................      8
    Section 1.028  -  Unified Member....................................................................      8
    Section 1.029  -  United Employee...................................................................      8
    Section 1.030  -  United Member.....................................................................      8

ARTICLE II SERVICE......................................................................................      8

    Section 2.01   -  Hour of Service...................................................................      8
    Section 2.02   -  Benefit Accrual Service...........................................................      9
          (a)  For Service Prior to March 1, 1976.......................................................      9
          (b)  For Service on and After March 1, 1976 and Prior to Conversion Date (March 1, 1983)......     10

          (c)    For Service on and After the Conversion Date (March 1, 1983)...........................     10
          (d)    Benefit Accrual Service for Certain Union Unified Employees............................     11
          (e)    Benefit Service for United Members.....................................................     11
          (f)    Ceasing of Benefit Accrual Service.....................................................     11
    Section 2.03   -  Vesting Service...................................................................     11
    Section 2.04   -  Break in Service..................................................................     12
          (a)    One Year Break in Service for Unified Employees........................................     12
          (b)    One Year Break in Service for United Employees.........................................     12
          (c)    Effect of a One Year Break in Service for Unified Employees............................     13
          (d)    Effect of a One Year Break in Service for United Employees.............................     13
    Section 2.05   -  Eligibility Service...............................................................     13
          (a)    For Unified Employees..................................................................     13
          (b)    For United Employees...................................................................     14
    Section 2.06   -  Years of Employment...............................................................     14
    Section 2.07   -  USERRA Service Credit.............................................................     14

ARTICLE III MEMBERSHIP..................................................................................     14

    Section 3.01   -  Eligibility to be a Unified Member................................................     14
    Section 3.02   -  Unified Employees Not Eligible to be a Unified Member and
                      Entry Date........................................................................     15
    Section 3.03   -  United Employees Not Eligible to be a United Member...............................     15
    Section 3.04   -  Employment by Affiliates..........................................................     15
    Section 3.05   -  Acquisitions of Affiliates........................................................     16
    Section 3.06   -  Reemployment of Unified Member....................................................     16
    Section 3.07   -  Reemployment of Unified Member Following Forfeiture...............................     16
    Section 3.08   -  Reemployment of United Member.....................................................     16

ARTICLE IV ELIGIBILITY FOR PLAN BENEFITS................................................................     16

    Section 4.01   -  Normal Retirement Benefit.........................................................     16
    Section 4.02   -  Deferred Retirement Benefit.......................................................     17
    Section 4.03   -  Early Retirement Benefit..........................................................     17
    Section 4.04   -  Vested Deferred Benefit...........................................................     17
    Section 4.05   -  Pre-Retirement Death Benefit......................................................     17

ARTICLE V RETIREMENT BENEFIT............................................................................     18

    Section 5.01   -  Normal Retirement Benefits for Unified Members....................................     18
    Section 5.02   -  Normal Retirement Benefits for United Members.....................................     21
    Section 5.03   -  Early Retirement Benefits for Unified Members.....................................     22
    Section 5.04   -  Early Retirement Benefits for United Members......................................     24
    Section 5.05   -  Deferred Retirement Benefits for Unified Members..................................     24
    Section 5.06   -  Deferred Retirement Benefits for United Members...................................     24

    Section 5.07   -  Termination of Service before Early or Normal Retirement Age......................     25
    Section 5.08   -  Pre-Retirement Death Benefit......................................................     25
    Section 5.09   -  Maximum Amount of Benefit.........................................................     26
    Section 5.010  -  Small Benefit Payments............................................................     30
    Section 5.011  -  When Benefits Begin...............................................................     30
    Section 5.012  -  Suspension of Benefits Upon Reemployment or After Normal Retirement Date..........     30

ARTICLE VI MANNER AND FORM OF PAYMENT...................................................................     31

    Section 6.01   -  Form of Retirement Benefit........................................................     31
    Section 6.02   -  Joint and Survivor Annuity for Married Member.....................................     32
    Section 6.03   -  Life Annuity for Unmarried Members................................................     35
    Section 6.04   -  Joint and Survivor Annuity for Other Members......................................     35
          (a)    50% Joint and Survivor Life Annuity....................................................     36
          (b)    100% Joint and Survivor Life Annuity...................................................     36
    Section 6.05   -  Period Certain Life Annuity Benefit...............................................     36
    Section 6.06   -  Optional Temporary Annuity for Unified Members....................................     36
    Section 6.07   -  Disability Retirement Benefit for United Members..................................     36
    Section 6.08   -  Retirement Benefit From United Member Contributions...............................     36
    Section 6.09   -  Lump Sum Benefits.................................................................     37
    Section 6.010  -  Minimum Distribution of Benefits..................................................     37
    Section 6.011  -  Minimum Distribution Following Death..............................................     37

ARTICLE VII CONTRIBUTIONS AND FUNDING...................................................................     37

    Section 7.01   -  Funding of Plan...................................................................     37
    Section 7.02   -  Company Contributions.............................................................     38
    Section 7.03   -  Contributions to Group Annuity Contract...........................................     38
    Section 7.04   -  No Return of Company Contributions; Exceptions....................................     38
    Section 7.05   -  United Employee Contributions.....................................................     38

ARTICLE VIII ADMINISTRATION.............................................................................     39

    Section 8.01   -  Named Fiduciary...................................................................     39
    Section 8.02   -  Benefits Committee as Plan Administrator..........................................     39
    Section 8.03   -  Additional Duties of Benefits Committee...........................................     39
    Section 8.04   -  Authority of Benefits Committee...................................................     40

ARTICLE IX AMENDMENT AND TERMINATION OF THE PLAN........................................................     40

    Section 9.01   -  Amendment of the Plan.............................................................     40
    Section 9.02   -  Termination of the Plan...........................................................     41
    Section 9.03   -  Allocation of Assets Upon Plan Termination........................................     41

    Section 9.04   -  Merger or Consolidation...........................................................     42

ARTICLE X LIMITATION OF BENEFITS FOR HIGHLY PAID MEMBER.................................................     42

    Section 10.01  -  Limitation on Certain Distributions...............................................     42

ARTICLE XI TOP HEAVY PROVISIONS.........................................................................     44

    Section 11.01  -  Top Heavy Definitions.............................................................     44
    Section 11.02  -  Special Top Heavy Rules...........................................................     45
    Section 11.03  -  Top Heavy Benefits and Vesting....................................................     46

ARTICLE XII MISCELLANEOUS PROVISIONS....................................................................     47

    Section 12.01  -  Evidence of Survival..............................................................     47
    Section 12.02  -  Non-Alienation of Benefits........................................................     48
    Section 12.03  -  Payments to Incompetents..........................................................     48
    Section 12.04  -  Misstated Information.............................................................     48
    Section 12.05  -  Beneficiary.......................................................................     48
    Section 12.06  -  Forfeiture Upon Failure to Locate.................................................     49
    Section 12.07  -  Direct Transfer of Benefits.......................................................     49
    Section 12.08  -  Claims Procedure..................................................................     50
    Section 12.09  -  Applicable Law....................................................................     52

                         RETIREMENT PLAN FOR EMPLOYEES
                         -----------------------------

                                       OF
                                       --

                         UNIFIED WESTERN GROCERS, INC.
                         -----------------------------

          THIS AGREEMENT, executed by Unified Western Grocers, Inc., a California corporation (hereinafter called the "Company"), evidences the terms of the Retirement Plan for Employees of Unified Western Grocers, Inc., as amended and restated as of March 1, 1997. The plan was originally adopted and made effective on March 1, 1957, and subsequently amended from time to time thereafter. Unless otherwise indicated, this amendment and restatement is effective for the Plan Year beginning on or after March 1, 1997.

          In addition, effective as of December 31, 2001, the United Grocers, Inc., Pension Plan and Trust (the "United Plan") is merged with and into the Plan. Accordingly, effective as of such merger date, the terms and conditions governing the former participants in the United Plan shall be as set forth in this Plan. As to the employees of the Company who are employed at a United Grocers facility, the terms of the United Plan that existed prior to the merger date shall be effective until December 30, 2001, and the terms of this Plan shall only be applicable for one day (i.e., December 31, 2001) for the 2001 Plan Year. Furthermore, as of January 1, 2002, the Plan Year will be the calendar year. Notwithstanding the foregoing, those provisions of the Plan that relate to the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000 ("GUST") shall be applicable to the United Employees as of the dates required by GUST.

          Furthermore, as of December 31, 2001, Unified Members will cease to earn additional Years of Benefit Accrual Service and United Members will cease to earn additional years of Benefit Service (as defined in Section 1.6 of the United Plan), and no additional Employees shall become eligible to become Members of the Plan.

          Nothing contained in this Agreement shall be deemed to divest, or accelerate the vesting of, the interest of any Member herein or to deprive any Member of any rights which that Member had as of the execution date or the effective date of this Agreement. The rights and benefits of all employees of the Company after the effective date of this Agreement shall be as set forth herein.

                                   ARTICLE I
                                   ---------
                                  DEFINITIONS
                                  -----------

          The following words and phrases when used throughout this Plan and any subsequent amendment thereof shall have the meanings set forth below, whether or not capitalized, unless a different meaning is clearly required by the context.

Section 1.01  -  Accrued Benefit
------------     ---------------

          The "Accrued Benefit" of a Unified Member, as of his termination of service, means the greater of (a) or (b):

          (a) his normal retirement benefit determined under Section 5.01, calculated on the basis of his Years of Benefit Accrual Service as of his termination of service; or

          (b) the actuarial equivalent based on a single life annuity of the benefit accrued on the Conversion Date under the terms of the Plan, including the normal form of benefit, in effect immediately preceding the Conversion Date.

          The "Accrued Benefit" for a United Member, as of his termination of service, means his normal retirement benefit determined under Section 5.02, calculated on the basis of his years of Benefit Service (as defined in Section
1.6 of the United Plan) as of his termination of service.

          Notwithstanding the foregoing, as of December 31, 2001, Unified Members will cease to earn additional Years of Benefit Accrual Service and United Members will cease to earn additional years of Benefit Service.

Section 1.02  -  Actuarial Equivalent
------------     --------------------

          (a) For Unified Members, "Actuarial Equivalent" or "Actuarially Equivalent" means an amount of equivalent value when computed on the basis of a specified mortality table and interest rate assumption. Unless a different mortality table and interest rate assumption is specified elsewhere in the document for a specific purpose, an Actuarially Equivalent amount shall be computed on the basis of the 1971 Towers, Perrin, Forster and Crosby Forecast Mortality Table with an interest rate assumption of 8% per annum.

          For the purpose of determining the lump sum value of a Member's benefit under the Plan as provided under Sections 5.03(d) and 5.010, such lump sum value shall be calculated using the Applicable Interest Rate and Applicable Mortality Table.

          "Applicable Interest Rate" means the annual rate of interest on thirty
(30) year Treasury securities in effect for November of the Plan Year preceding the Plan Year in which payment is made, or such other interest rate as may be required under code section 417(e) and the regulations thereunder.

          "Applicable Mortality Table" means the 1983 Group Annuity Mortality Table (as published in IRS Revenue Ruling 95-6) or other such mortality table as may be required under code section 417(e) and the regulations thereunder.

          For purposes of determining maximum benefits under Section 5.09, the assumptions set forth in such section shall be limited pursuant to Code Section 415(b)(2)(E).

          (b) For United Members, "Actuarial Equivalent" or "Actuarially Equivalent" means a benefit of equivalent value when computed at the rate of 7 percent interest and on the basis of the 1971 Group Annuity and Mortality Table, male rates, pre- and post-retirement.

          In the event of a change in the Plan's actuarial equivalent factors, the Actuarial Equivalent of the Accrued Benefit on or after the date of a change is the greater of the Actuarial Equivalent of the Accrued benefit as of the date of the change computed on the old basis or the Actuarial Equivalent of the total Accrued Benefit computed on the new basis.

          For the purpose of cashing out any United Member's benefits and determining whose consent is necessary for a cash out, the interest rate used in such present value determination as of the date of the distribution shall not be greater than the "applicable interest rate." The "applicable interest rate" shall mean the interest rate or rates that would have been used by the Pension Benefit Guaranty Corporation ("PBGC"), as of the first day of the Plan Year that contains the date that distribution commences, for the purpose of determining the present value of that Participant's benefits under the Plan if the Plan had terminated on the date distribution commences with insufficient assets to provide benefits guaranteed by the PBGC on that date.

          For the purpose of determining the lump sum value of a Member's benefit under the Plan as provided under Sections 5.03(d), 5.010 and 6.09, such lump sum value shall be calculated using the Applicable Interest Rate and Applicable Mortality Table.

          "Applicable Interest Rate" means the annual rate of interest on thirty
(30) year Treasury securities in effect for November of the Plan Year preceding the Plan Year in which payment is made, or such other interest rate as may be required under code section 417(e) and the regulations thereunder.

          "Applicable Mortality Table" means the 1983 Group Annuity Mortality Table (as published in IRS Revenue Ruling 95-6) or other such mortality table as may be required under code section 417(e) and the regulations thereunder.

          For purposes of determining maximum benefits under Section 5.09, the assumptions set forth in such section shall be limited pursuant to Code Section 415(b)(2)(E).

Section 1.03  -  Affiliated Company
------------     ------------------

          "Affiliated Company" means:

          (a) Any corporation which is included in a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which group the Company is also a member,

          (b) Any trade or business which is under common control with the Company within the meaning of Section 414(c) of the Code,

          (c)  Any member of an affiliated service group, within the meaning of
Section 414(m) of the Code, that includes the Company, and

          (d) Any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

          Notwithstanding the foregoing, an entity shall be deemed to be an Affiliated Company only with respect to periods during which the test under Code
Section 414(b) (c), (m), or (o), as applicable, is met.

Section 1.04  -  Benefit Commencement Date
------------     -------------------------

          "Benefit Commencement Date" means the date on which a Member's benefit commences under the Plan. The Benefit Commencement Date for a Unified Member who continues employment after his Normal Retirement Date and who dies prior to receiving benefits under the Plan shall be the first day of the month following his date of death. The Benefit Commencement Date for a United Member who continues employment after his Normal Retirement Date is set forth in Section 6.11(F) of the United Plan.

Section 1.05 -   Code
------------     ----

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

Section 1.06 -   Company
------------     -------

          "Company" means Unified Western Grocers, Inc. (formerly Certified Grocers of California, Ltd.) and any Affiliated Company which has adopted the Plan.

Section 1.07 -   Conversion Date
------------     ---------------

          "Conversion Date" means March 1, 1983.

Section 1.08 -   Early Retirement Age
------------     --------------------

          "Early Retirement Age" for a Unified Member means either (a) or (b) below:

          (a) The date the Unified Member has both attained his 55th birthday and completed at least 5 Years of Vesting Service.

          (b) For any Unified Member who on or before March 1, 1983 has both attained his 40th birthday and completed at least 20 years of service, the date such Unified Member has both attained his 45th birthday and completed at least 25 years of service.

          "Early Retirement Age" for a United Member means either (c) or (d) below:

          (c) The date the United Member has both attained his 60th birthday and completed at least 10 Years of Vesting Service.

          (d) The date the United Member has both attained his 55/th/ birthday and completed at least 15 Years of Vesting Service.

Section 1.09 -   Early Retirement Date
------------     ---------------------

          "Early Retirement Date" means the first day of any month before his Normal Retirement Age in which a Member elects to retire provided he has attained his Early Retirement Age.

Section 1.010-   Effective Date
-------------    --------------

          "Effective Date" means March 1, 1997.

Section 1.011-   Employee
-------------    --------

          "Employee" means a Unified Employee or a United Employee.

Section 1.012-   Gender
-------------    ------

          "Gender" means the masculine pronoun whenever used shall include the feminine.

Section 1.013-   Member
-------------    ------

          "Member" means a Unified Member or a United Member.

          Notwithstanding the foregoing, as of December 31, 2001, no additional Employees may become eligible to become a Member of the Plan.

Section 1.014-   Month of Service
-------------    ----------------

          "Month of Service" means the month, or a four or five week period, regularly used by the Company for its payroll records during which a Member is credited with an Hour of Service.

Section 1.015-   Normal Retirement Age
-------------    ---------------------

          "Normal Retirement Age" means the date a Member attains his 65th birthday.

Section 1.016-   Normal Retirement Date
-------------    ----------------------

          "Normal Retirement Date" means the first day of the month next following a Member's Normal Retirement Age.

Section 1.017-   Plan
-------------    ----

          "Plan" means the provisions of the Retirement Plan for Employees of Unified Western Grocers, Inc., as set forth herein and as may be amended from time to time. Effective as December 31, 2001, the United Plan is merged with and into the Plan.

Section 1.018-   Plan Administrator
-------------    ------------------

          "Plan Administrator" or "Plan Administration Committee" means the person or persons named pursuant to Article VIII who exercise discretionary authority and control with respect to the administration and management of the Plan.

Section 1.019-   Plan Year
-------------    ---------

          "Plan Year" means each twelve month period beginning on March 1 and ending on the last day of February. However, effective as of January 1, 2002, the Plan Year shall be the calendar year, and for the Plan, there shall be a short Plan Year beginning on March 1, 2001 and ending on December 31, 2001, and for the United Plan, there shall be a short Plan Year beginning on October 1, 2001 and ending on December 31, 2001.

Section 1.020-   Restatement Date
-------------    ----------------

          "Restatement Date" means March 1, 1997.

Section 1.021-   Retirement Date
-------------    ---------------

          "Retirement Date" means the Member's Normal Retirement Date or, if applicable, Early Retirement Date.

Section 1.022-   Service
-------------    -------

          "Service" means an Employee's period of employment with the Company credited in accordance with Article II.

Section 1.023-   Social Security Covered Compensation
-------------    ------------------------------------

          "Social Security Covered Compensation" means for any Plan Year, the average (without indexing) of the Social Security Taxable Wage Base in effect for each calendar year during the thirty-five (35) year period ending with the last day of the calendar year in which the Member attains (or will attain) Social Security Retirement Age. In determining a Member's Social Security Covered Compensation for a Plan Year, the Social Security Taxable Wage Base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as in effect for the Plan Year for which the determination is being made. A Member's Covered Compensation for any Plan Year after the thirty-five (35) year period is the Member's Social Security Covered Compensation for the Plan Year in which the Member attained Social Security Retirement Age.

Section 1.024-   Social Security Retirement Age
-------------    ------------------------------

          "Social Security Retirement Age" means:

          (a) For a Member born prior to 1938, the first day of the calendar month coincident with or next following his sixty-fifth birthday;

          (b) For a Member born after 1937 and before 1955, the first day of the calendar month coincident with or next following his sixty-sixth birthday; and

          (c) For a Member born after 1954, the first day of the calendar month coincident with or next following his sixty-seventh birthday.

Section 1.025-   Social Security Taxable Wage Base
-------------    ---------------------------------

          "Social Security Taxable Wage Base" means the contribution and benefit limit in effect under Section 3121(a)(1) of the Code.

Section 1.026-   Spouse
-------------    ------

          "Spouse" means the person to whom a Member has been legally married during the twelve month period immediately preceding the Member's date of death, if such death is earlier than his Early, Normal or Deferred Retirement Date, or the person to whom the Member is married commencing at his benefit commencement date commencing at his Early, Normal or Deferred Retirement Date, if applicable.

Section 1.027-   Unified Employee
-------------    ----------------

          "Unified Employee" means a person employed by the Company, except a person who is a United Employee.

Section 1.028-   Unified Member
-------------    --------------

          "Unified Member" means a Unified Employee who satisfies the requirements for membership pursuant to Article III, and whose membership shall not have terminated pursuant to such Article.

Section 1.029-   United Employee
-------------    ---------------

          "United Employee" means a person employed by the Company at a United Grocers facility.

Section 1.030-   United Member
-------------    -------------

          "United Member" means a United Employee who satisfies the requirements for membership pursuant to Article II of the United Plan, and whose membership shall not have terminated pursuant to such Article.

                                  ARTICLE II
                                  ----------
                                    SERVICE
                                    -------

Section 2.01 -   Hour of Service
------------     ---------------

          A Unified Employee shall receive credit for an Hour of Service for:

          (a) Each hour for which he is directly or indirectly paid or entitled to payment by the Company for the performance of duties during the applicable Computation Period. These hours shall be credited to the Unified Employee in the Computation Period or periods in which the duties were performed; and

          (b) Each hour not credited in (a) for which back pay has been either awarded or agreed to by the Company. These hours shall be credited to the Unified Employee in the Computation Period or periods to which the award or agreement pertains rather than the Computation Period in which the award, agreement, or payment is made; and

          (c) Each hour not credited in (a) or (b) for which a Unified Employee is directly or indirectly paid, or entitled to such payment by the Company for reasons other than the performance of duties during an applicable Computation Period. The completion of the non-work hours described in this paragraph shall be computed in accordance with the provisions of Department of Labor Regulations 2530.200b-2. These hours shall be credited in the Computation Period in which either payment is actually made or amounts payable to the Unified Employee become due. These hours shall be determined by dividing the payments received or due by the Unified Employee's most recent hourly rate of Compensation for the performance of duties;

          (d) Each hour not credited in (a), (b) or (c) while a Unified Employee is on Authorized Leave of Absence. These hours shall be credited for purposes of Sections 2.02 and 2.03; and

          (e) Each hour not credited in (a), (b), (c) or (d) that is required to be credited under federal law. The nature and extent of such credit shall be determined under such law.

          Notwithstanding subsections (a)-(e) above, a United Employee shall receive credit for an Hour of Service as determined under Section 1.19 of the United Plan.

Section 2.02 - Benefit Accrual Service
------------   -----------------------

          (a)  For Service Prior to March 1, 1976
               ----------------------------------

               A Unified Member shall be credited with a Year of Benefit Accrual Service for each full year of continuous service with the Company, except that an employee of an Affiliated Company on the date of acquisition by Unified Western Grocers, Inc., shall be credited with a Year of Benefit Accrual Service for each full year of membership in the Plan, as determined in accordance with the provisions of the Plan as in effect prior to March 1, 1976. Service under any other plan and not a predecessor of this Plan shall not be considered service hereunder.

               A Unified Member shall also be credited with a fractional Year of Benefit Accrual Service for the period measured from his last anniversary of employment immediately preceding March 1, 1976 to March 1, 1976, if such period is less than twelve months. The applicable fraction shall be determined by dividing the number of completed months of employment during such period, by 12.

               For purposes of this subsection (a), an Authorized Leave of Absence as described in 2.01(d) shall not be deemed to have interrupted the continuity of employment.

          (b)  For Service on and After March 1, 1976 and Prior to Conversion
               --------------------------------------------------------------
               Date (March 1, 1983)
               --------------------

               A Unified Member who completes 1800 Hours of Service during an "Accrual Computation Period" shall be credited with a Year of Benefit Accrual Service for such "Accrual Computation Period".

               A Unified Member who completes at least 1000 Hours of Service but less than 1800 Hours of Service during an "Accrual Computation Period" shall be credited with a fractional Year of Benefit Accrual Service for such "Accrual Computation Period" by dividing the number of Hours of Service credited to him by 1800.

               The "Accrual Computation Period" shall be the twelve month period measured from March 1 commencing with the later of March 1, 1976 and March 1 of
(a) the Plan Year in which he is employed by the Company or (b) with respect to an Employee of an Affiliated Company on the date of acquisition by Unified Western Grocers, Inc., the Plan Year in which he becomes a Unified Member of the Plan.

               Notwithstanding the above, if either (a) a Unified Employee is employed by the Company, (b) a Unified Employee of an Affiliated Company becomes a Unified Member of the Plan or (c) a Unified Employee terminates employment with the Company while a Unified Member of the Plan, on a date other than the first day of an Accrual Computation Period, such Unified Employee shall receive credit for a Year of Benefit Accrual Service or fraction thereof during such Accrual Computation Period provided he completes the "Minimum Hours of Service" requirement. The "Minimum Hours of Service" requirement is the product of 1000 and a fraction, the numerator being the number of months of employment with the Company during such Accrual Computation Period and the denominator being 12.

          A Unified Member who completes the Minimum Hours of Service shall be credited with a Year of Benefit Accrual Service, or fraction thereof, by dividing the number of Hours of Service credited to him by 1800.

          (c)  For Service on and After the Conversion Date (March 1, 1983)
               ------------------------------------------------------------

               A Unified Member shall be credited with 1/12th of a Year of Benefit Accrual Service for each Month of Service credited on or after the Conversion Date; provided, however, a Year of Benefit Accrual Service for a Unified Member who is not actively performing services for the Company as an Employee because of a disability shall be determined under paragraph (b).

               Years of Benefit Accrual Service shall be the sum of each year, and fractional part thereof, of Benefit Accrual Service described in (a), (b) and (c) above, not forfeited due to a Break in Service in accordance with
Section 2.04. Service under any other plan and not a predecessor of this Plan shall not be considered service hereunder.

          (d)  Benefit Accrual Service for Certain Union Unified Employees
               -----------------------------------------------------------

               Notwithstanding any of the provisions contained herein to the contrary, any Unified Employee who is a Unified Member prior to March 1, 1983 (and who was an active employee of the Company on January 1, 1984), who became a Unified Member between March 1, 1976 and March 1, 1983 by no longer being excluded as a Unified Member of the Plan under Section 3.02(a), shall be deemed to have received credit for a Year of Benefit Accrual Service calculated from the first date of continuous employment with the Company to becoming a Unified Member, provided that the amount of the normal retirement benefit calculated pursuant to Section 5.01 for such Unified Member shall be reduced by the amount, if any, of the retirement benefit earned by the Unified Member under any other retirement plan while employed by the Company, but during which such Unified Member was excluded as a Unified Member under Section 3.02(a), at any time from employment with the Company between March 1, 1976 and March 1, 1983.

          (e)  Benefit Service for United Members
               ----------------------------------

               Notwithstanding (a)-(d) above, a United Member receives Benefit Service as determined in Section 4.1 of the United Plan.

          (f)  Ceasing of Benefit Accrual Service
               ----------------------------------

               Notwithstanding the foregoing, as of December 31, 2001, Unified Members will cease to earn additional Years of Benefit Accrual Service and United Members will cease to earn additional years of Benefit Service (as defined in Section 1.6 of the United Plan).

Section 2.03 - Vesting Service
------------   ---------------

          (a)  For Unified Employees
               ---------------------

          A Unified Employee who completes 1000 Hours of Service during a "Vesting Computation Period" shall be credited with a Year of Vesting Service. The "Vesting Computation Period" shall be the twelve consecutive month period measured from the date of hire and each anniversary thereafter and including all such similar periods of service with the Company or any Affiliated Company, but not including any such periods with any Company prior to the time such Company became a member of a controlled group with the Unified Western Grocers, Inc.

          Years of Vesting Service shall be the sum of each Year of Vesting Service with the exception of the following:

                    (A) Each Year of Vesting Service forfeited due to a Break in Service in accordance with Section 2.04; and

                    (B) Each Year of Vesting Service before January 1, 1971 unless the Unified Employee has had at least three Years of Vesting Service after December 31, 1970.

          (b)  For United Employees
               --------------------

          A United Employee shall be credited with a year of Vesting Service as determined in Section 4.2 of the United Plan.

Section 2.04 - Break in Service
------------   ----------------

          (a)  One Year Break in Service for Unified Employees
               -----------------------------------------------

               A Unified Employee who completes less than three Months of Service during an Accrual Computation Period shall incur a One Year Break in Service for purposes of determining Benefit Accrual Service. For purposes of determining whether a Break in Service Year has occurred for participation and vesting purposes, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the individual, by reason of a birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period.

          (b)  One Year Break in Service for United Employees
               ----------------------------------------------

          A United Employee shall incur a One Year Break in Service as determined under Section 1.7 of the United Plan.

          (c)  Effect of a One Year Break in Service for Unified Employees
               -----------------------------------------------------------

               If a Unified Employee incurs a One Year Break in Service during a Vesting Computation Period and before he is eligible for a Vested Deferred Benefit and the number of consecutive One Year Breaks in Service equals or exceeds the greater of five or his Years of Vesting Service prior to such Break in Service, he shall forfeit his Years of Vesting Service credited prior to his Break in Service.

               If a Unified Employee incurs a One Year Break in Service during an Eligibility Computation Period and before he is eligible for a Vested Deferred Benefit and the number of consecutive One Year Breaks in Service equals or exceeds the greater of five or his Years of Eligibility Service credited prior to such Break in Service, he shall forfeit the Years of Eligibility Service.

               If a Unified Employee incurs a One Year Break in Service during an Accrual Computation Period and before he is eligible for a Vested Deferred Benefit and the number of consecutive One Year Breaks in Service equals or exceeds the greater of five, he shall forfeit his Years of Benefit Accrual Service previously credited to him.

          (d)  Effect of a One Year Break in Service for United Employees
               ----------------------------------------------------------

               If a United Employee incurs a One Year Break in Service, forfeiture of Eligibility Service and Benefit Service will be determined pursuant to Section 4.3 of the United Plan.

Section 2.05 - Eligibility Service
------------   -------------------

          (a)  For Unified Employees
               ---------------------

          A Unified Employee who completes 1000 Hours of Service during an "Eligibility Computation Period" shall be credited with a Year of Eligibility Service on the last day of such computation Period, whether or not he is an Employee as of such date.

          The "Eligibility Computation Period" shall be each twelve month period measured from the first day the Unified Employee is credited with an Hour of Service or, if he fails to complete 1000 Hours of Service during such period, the twelve month period shall then be measured from the first day of each Plan Year following such date of employment.

          Years of Eligibility Service for a Unified Employee shall be the sum of each Year of Eligibility Service not forfeited due to a Break in Service in accordance with Section 2.04.

          (b)  For United Employees
               --------------------

          A United Employee shall be credited with a Year of Eligibility Service as determined under Section 2.2 of the United Plan.

          Years of Eligibility Service for a United Employee shall be the sum of each Year of Eligibility Service not forfeited due to a Break in Service in accordance with Section 1.7 of the United Plan.

Section 2.06 -   Years of Employment
------------     -------------------

          Years of Employment shall be the sum of each calendar year in which an Employee completes at least one Hour of Service.

Section 2.07  -  USERRA Service Credit
------------     ---------------------

          Effective as of December 12, 1994, notwithstanding any provision to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                  ARTICLE III
                                  -----------
                                   MEMBERSHIP
                                   ----------

Section 3.01 -   Eligibility to be a Unified Member
------------     ----------------------------------

          Each Unified Employee who is a Unified Member of the Plan as of March 1, 1976 or thereafter shall continue to participate in accordance with the provisions of the Plan in effect on and after March 1, 1976, unless excluded under the terms of Section 3.02. Each other Unified Employee, except any Unified Employee who is not eligible to become a Member as provided in Section 3.02, provided he has met the minimum Hours of Service requirement under Section 2.05, shall become a Unified Member of the Plan on the later of:

                 (i)  March 1, 1976; or

                 (ii) The Entry Date which is March 1 occurring during the first eligibility computation period during which the Unified Employee is credited with a year of eligibility service.

          Notwithstanding the foregoing, as of December 31, 2001, no additional Unified Employees may become eligible to become a Unified Member in the Plan.

Section 3.02 -   Unified Employees Not Eligible to be a Unified Member and Entry
------------     ---------------------------------------------------------------
                 Date
                 ----

          The following persons shall not be eligible to be Unified Members in the Plan:

          (a) Any Unified Employee who is included in a collective bargaining unit covered by a collective bargaining agreement, which agreement does not provide for coverage of such Unified Employee, provided, that the matter of retirement benefits was the subject of good faith bargaining between the Company and the collective bargaining unit of which the Unified Employee is a part;

          (b) Directors, unless otherwise employed as Unified Employees and otherwise eligible; and

          (c) Any Unified Employee on a retainer or fee basis or as an independent contractor, as determined by the Employer (except an Employee of an Affiliated Company).

          (d) Any Employee employed at a United Grocers facility. Notwithstanding the foregoing, if an Unified Employee who is a Unified Member of the Plan is transferred to employment at a United Grocers facility on or after December 1, 1999, such Employee shall continue to be a Unified Member of the Plan and his employment at the United Grocers facility shall be treated as eligible employment for all purposes under the Plan.

          (e) Any United Employee who becomes a Unified Employee due to a transfer to a Unified Grocers facility on or after December 1, 1999.

Section 3.03 -   United Employees Not Eligible to be a United Member
------------     ---------------------------------------------------

          United Employees who meet one or more of the qualifications of Section 2.1(A)-(D) of the United Plan shall not be eligible to become a United Member.

          Notwithstanding the foregoing, as of December 31, 2001, no additional United Employees may become eligible to become a United Member in the Plan.

Section 3.04  -  Employment by Affiliates
------------     ------------------------

          The Employees of any Affiliated Company shall be entitled to participate in the Plan subject to the approval of the Board of Directors; provided further, that only those Employees of an affiliate who otherwise meet the requirements for membership as set forth in the Plan shall be entitled to participate in the Plan, subject to the requirements of Section 3.04.

Section 3.05 -   Acquisitions of Affiliates
------------     --------------------------

          Each Employee of an Affiliated Company who was employed by such Affiliated Company on the date of its acquisition shall be entitled to become a Member in the Plan on March 1 coinciding with or next following the date on which he or she completes six calendar months measured from date of employment. In no event shall an Employee who completes one year of service fail to qualify.

Section 3.06 -   Reemployment of Unified Member
------------     ------------------------------

          In the event a Unified Member who has previously terminated employment returns to the employ of the Company as a Unified Employee covered under the Plan, he shall resume his membership in the Plan immediately unless, prior to his reemployment, he forfeited his Years of Eligibility Service and Years of Benefit Accrual Service due to a Break in Service in accordance with Section 2.04, in which case the provisions of 3.07 shall apply.

Section 3.07 -   Reemployment of Unified Member Following Forfeiture
------------     ---------------------------------------------------

          A Unified Member of the Plan who forfeits his Years of Eligibility Service and Years of Benefit Accrual Service due to a Break in Service in accordance with Section 2.04 shall cease to be entitled to any benefits under the Plan with respect to such Service. He may reenter the Plan as a new Unified Member by again satisfying the membership requirements in accordance with
Section 3.02.

Section 3.08 -   Reemployment of United Member
------------     -----------------------------

          In the event a United Member who has previously terminated employment returns to the employ of the Company as a United Employee covered under the Plan, he shall resume his membership in the Plan as determined under Section 2.4 (Resumption) of the United Plan.

          A United Member of the Plan who forfeits his Years of Eligibility Service and Years of Benefit Accrual Service due to a Break in Service in accordance with Section 2.04(d) above shall be reinstated in accordance with
Section 4.4 of the United Plan.

                                  ARTICLE IV
                                  ----------
                         ELIGIBILITY FOR PLAN BENEFITS
                         -----------------------------

Section 4.01 -   Normal Retirement Benefit
------------

          Except as provided in Section 4.02, a Unified Member shall be eligible for a Normal Retirement Benefit if his employment is terminated on or after he attains his Normal Retirement Age.

          Notwithstanding the foregoing, a United Member shall be eligible for a Normal Retirement Benefit in accordance with Section 5.2 of the United Plan.

Section 4.02 -   Deferred Retirement Benefit
------------     ---------------------------

          A Unified Member who continues employment after his Normal Retirement Date shall be eligible for a Deferred Retirement Benefit when he terminates employment.

          Notwithstanding the foregoing, a United Member shall be eligible for a Deferred Retirement Benefit in accordance with Section 5.3 of the United Plan.

Section 4.03 -   Early Retirement Benefit
------------     ------------------------

          A Unified Member shall be eligible for an Early Retirement Benefit if his employment is terminated before he attains his Normal Retirement Age but on or after he attains his Early Retirement Age. A terminated Unified Member who is entitled to a Vested Deferred Benefit shall be eligible for an Early Retirement Benefit on or after he attains his Early Retirement Age.

          Notwithstanding the foregoing, a United Member shall be eligible for an Early Retirement Benefit in accordance with Section 5.1 of the United Plan.

Section 4.04 -   Vested Deferred Benefit
------------     -----------------------

          A Unified Member who has completed at least five Years of Vesting Service shall be eligible for a Vested Deferred Benefit if his employment with the Company is terminated on or after March 1, 1987, for any reason other than death and before he is eligible for a retirement benefit. If employment with the Company is terminated for any reason other than death and before the Unified Member's retirement

          (a) prior to March 1, 1987 but on or after March 1, 1976, then ten Years of Vesting Service is required; and

          (b) prior to March 1, 1976, then fifteen Years of Vesting Service is required.

          Notwithstanding the foregoing, a United Member's Vested Deferred Benefit shall be determined under Section 7.1 of the United Plan.

Section 4.05 -   Pre-Retirement Death Benefit
------------     ----------------------------

          If a Unified Member dies after Early Retirement Age and while employed by the Company, then the surviving Spouse of the Unified Member shall be entitled to a survivor's benefit as set forth in Section 5.05 of the Plan.

          Notwithstanding the foregoing, if a United Member dies, his or her spouse may be entitled to a survivor's benefit as set forth in Section 6.10 of the United Plan.

                                   ARTICLE V
                                   ---------
                               RETIREMENT BENEFIT
                               ------------------

Section 5.01 -   Normal Retirement Benefits for Unified Members
------------     ----------------------------------------------

          For the Plan Year commencing March 1, 1989, upon the termination of service of any Unified Member on his Normal Retirement Date, such Unified Member shall be entitled to receive a monthly annuity for life equal to the greater of either his accrued benefit or the greater of (a) or (b) below plus (c) as follows:

          (a)  An amount equal to the sum of:

               (i) .95% of his Average Monthly Earnings not in excess of his Social Security Covered Compensation multiplied by his Years of Benefit Accrual Service (up to 33-1/3 years); plus

               (ii) .0145% of his Average Monthly Earnings in excess of his Social Security Covered Compensation multiplied by his Benefit Accrual Service (up to 33-1/3 years).

          (b) An amount equal to $22.50 multiplied by his Years of Benefit Accrual Service subject to a maximum of $750.00.

          (c) An amount equal to the Unified Member's annualized gross base rate of pay from the Company in effect on November 1, 1986, multiplied by the fraction 2/280, multiplied by a fraction (not greater than 1), the numerator of which is the Unified Member's Benefit Accrual Service in the Plan and the denominator of which is 10, or if greater, the Unified Member's Benefit Accrual Service under the Plan if the Unified Member would have continued to participate in the Plan until the Unified Member became age 55; provided, however, for purposes of this subparagraph, any Unified Member who is an officer of the Company on November 1, 1986, shall be limited to annualized gross base rate of pay from the Company of no greater than $50,000.00, and shall use a fraction of 1/280 instead of 2/280 mentioned above.

          (d) For purposes of this Plan, the following additional definitions shall be as follows:

               (i) "Earnings" before March 1, 1976, means gross compensation received by the Company.

               (ii) "Earnings" on and after March 1, 1976, means 1/12th of a Unified Member's annual gross compensation derived from employment by the Company, plus such additional amounts as may be reduced from the Unified Member's compensation and contributed by the Company under the Unified Western Grocers, Inc. Sheltered Savings Plan (formerly the Certified Grocers of California, Ltd. Employees' Sheltered Savings Plan) and the Spending Account Plan, but excluding any retiree unused sick leave payoff and severance pay; provided, however, Earnings shall not include any amounts in excess of $200,000 (and as adjusted by the Secretary of the Treasury in the same manner and time as provided under Section 415(d) of the Code) for the Plan Year commencing March 1, 1989 through the Plan Year ending February 28, 1994, and for Plan Years commencing on or after March 1, 1994, Earnings shall not include amounts in excess of $150,000, as adjusted by the Secretary of the Treasury for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. For a Unified Member who completed less than 1800 Hours of Service during any calendar year, Earnings shall be such Unified Member's actual monthly earnings.

               (iii) Effective January 1, 1980, "Average Monthly Earnings" means the average of the Unified Member's monthly "Earnings" during any three calendar years within the last ten calendar years in which Earnings were highest. If a Unified Member has Earnings for a period of less than three calendar years, his "Average Monthly Earnings" shall be the average of his monthly "Earnings" for the total period worked.

          (e) Notwithstanding anything contained in this section to the contrary, with respect to each Unified Member, the monthly retirement Benefit shall be the greater of either the amount of the retirement Benefit that accrued through February 29, 1992, for all Unified Employees (except Unified Employees who are highly compensated employees described in Section 414(q)(1)(A) or (B) of the Code (hereinafter "Super Highly Compensated Employee") limited to the retirement benefit that accrued through February 28, 1989), as determined under the provisions (including the definition of Credited Service) in the Plan in effect for the Plan Year ending February 28, 1989, or the amount determined hereunder. A Unified Member who is a Super Highly Compensated Employee for the Plan Years commencing on or after March 1, 1990 (but not for the 1989 Plan
Year), will be limited to the greater of the retirement Benefit that accrued through February 28, 1989, as determined under the provisions (including the definition of Credited Service) in the Plan in effect for the Plan Year ending February 28, 1989, or the amount determined hereunder.

          (f) Effective March 1, 1989 through February 28, 1994, for purposes of providing a transition for the implementation of the limitation on Earnings in excess of $200,000 (as adjusted) as provided in paragraph (d)(ii) (hereinafter the "$200,000 Compensation Limitation"), the Unified Member's Accrued Benefit shall be the greater of (i) or (ii), but in no event greater than (iii), as follows:

               (i) the Unified Member's Accrued Benefit as of November 30, 1989, determined without regard to the Compensation Limitation, plus the Unified Member's Accrued $200,000 Benefit accrued from December 1, 1989, with regard to the $200,000 Compensation Limitation,

               (ii) the Unified Member's Accrued Benefit determined on the basis of the total Years of Benefit Accrual Service and by applying the $200,000 Compensation Limitation to all such Years of Benefit Accrual Service,

               (iii) the Unified Member's Accrued Benefit determined on the basis of total Years of Benefit Accrual Service without regard to the $200,000 Compensation Limitation.

          (g) Effective March 1, 1994, for purposes of providing a transition for the implementation of the limitation on Earnings in excess of $150,000 (as adjusted) as provided in paragraph (d)(ii) (hereinafter "$150,000 Compensation Limitation"), the Unified Member's Accrued Benefit shall be the greater of (i) or (ii), but in no event greater than (iii), as follows:

               (i) the Unified Member's Accrued Benefit as of February 28, 1994, in accordance with subsection (f), plus the Unified Member's Accrued Benefit accrued from March 1, 1994, with regard to the $150,000 Compensation Limitation,

               (ii) the Unified Member's Accrued Benefit determined on the basis of the total Years of Benefit Accrual Service and by applying the $150,000 Compensation Limitation to all such Years of Benefit Accrual Service,

               (iii) the Unified Member's Accrued Benefit determined on the basis of total Years of Benefit Accrual Service without regard to the $150,000 Compensation Limitation.

          (h) For purposes of this section, a Unified Employee who received the compensation as a Unified Employee from more than one of the Companies participating in this Plan shall have his average monthly compensation from all Companies used to determine his total credit hereunder, for each Year in which he was employed by all such Companies. The retirement Benefits to be provided by each such Company shall be determined by prorating such credit by the ratio of the average monthly compensation received from such Company over the total average monthly compensation received from all Companies.

          (i) Monthly Benefits, if any, accrued to a Unified Employee of such an Affiliated Company under a Plan in effect prior to the date of acquisition of such affiliate by Unified Western Grocers, Inc., shall be in accordance with the terms of the prior Plan, if any, of that affiliate which was in existence prior the date of acquisition and shall be in addition to benefits provided under this Plan.

          (j) In determining the Earnings of a Unified Employee for purposes of the Compensation limitation under paragraphs (f) or (g), as adjusted, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Unified Employee and any lineal descendants of the Unified Employee who have not attained age 19 before the close of the Plan Year. If the Compensation limitation under paragraphs (f) or (g), as adjusted, applies to the combined Earnings of the Unified Employee or one or more Family Members, the benefit provisions of this Article will be applied by prorating the Compensation limitation under paragraphs (f) or (g), as adjusted, among the Unified Employee and his Family Members in proportion that each such individual's Compensation determined prior to the application of this limitation bears to the total Earnings of all such individuals determined prior to the application of this limitation.

          (k) The number of Years of Benefit Accrual Service taken into account under paragraph a(i) for any Unified Member will not exceed the Unified Member's cumulative permitted disparity limit. The Unified Member's cumulative permitted disparity limit is equal to 35 minus the number of years credited to the Unified Member for purposes of the benefit formula or the accrual method under the Plan under one or more qualified plans or simplified employee pensions (whether or not terminated) ever maintained by the Company, other than years for which a Unified Member earned a year of Service under the benefit formula in paragraph
(a)(i). For purposes of determining the Unified Member's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Unified Member's cumulative permitted disparity limit is less than the period of years specified in paragraph (a)(i), then for years after the Unified Member reaches the cumulative permitted disparity limit and through the end of the period specified in paragraph (a)(i), the Unified Member's benefit will be equal to the excess benefit percentage.

Section 5.02 -  Normal Retirement Benefits for United Members
------------    ---------------------------------------------

          Normal Retirement Benefits for United Members shall be determined as set forth in Section 6.2 of the United Plan.

Section 5.03 -  Early Retirement Benefits for Unified Members
------------    ---------------------------------------------

          (a) Except as provided in Section 5.03(c), a Unified Member who elects to retire at an Early Retirement Date shall receive a monthly benefit equal to the amount determined in Section 5.01(a) multiplied by the appropriate percentage in accordance with the following schedule.

Schedule of Early Retirement Factors
------------------------------------

       Years Prior to Normal
       Retirement Date              Percentage
       ---------------------        -------------------

               0                    100
               1                    95
               2                    90
               3                    85
               4                    80
               5                    75
               6                    70
               7                    65
               8                    60
               9                    55
               10 or more           50

Straight line interpolation of these percentages will be employed where fractional completed years prior to Normal Retirement Date are involved.

          (b) Notwithstanding the foregoing, a Unified Member who on March 1, 1983 is both age 40 or older and has 20 or more years of service, will be eligible to retire at any time after reaching age 45 or older and having 25 or more years of service, and will receive a monthly benefit equal to the amount determined in Section 5.01(a) multiplied by the appropriate percentage in accordance with the following schedule:

         Age at Early              Benefit Reduction
         Retirement                Factor
         ------------------        --------------------

         54                        48%
         53                        46%
         52                        44%

        51                    42%
        50                    40%
        49                    38%
        48                    36%
        47                    34%
        46                    32%
        45                    30%

          (c) A Unified Member who elects to retire at an Early Retirement Date shall receive a monthly benefit equal to the amount determined in Section 5.01(c) multiplied by the appropriate percentage in accordance with the following schedule:

Schedule of Early Retirement Factors
------------------------------------

             Years Prior to Normal
             Retirement Date                            Percentage
             ---------------------------------          -----------------------
             0 through 5                                100
             6                                          95
             7                                          90
             8                                          85
             9                                          80
             10                                         75
             11                                         73
             12                                         71
             13                                         69
             14                                         67
             15                                         65
             16                                         63
             17                                         61
             18                                         59
             19                                         57
             20                                         55

          (d) Notwithstanding the foregoing, a Unified Member who elects to retire at an Early Retirement Date and who:

                (i)  is a non-union employee;

                (ii) will have attained at least age fifty-five (55) on December 31, 1999;

              (iii) will have attained at least sixty-five (65) Points under the 1999 Early Retirement Program of the Company on December 31, 1999;

              (iv) filed a written notice with the Company, pursuant to Early Retirement Program, on or before September 30, 1999, electing to retire from employment with the Company; and

              (v) agreed to continue to work for the Company through the date, as required and specified by the Company based on its business needs, between December 31, 1999 and December 31, 2000,

shall, for purposes of Section 5.03(a) and Section 5.03(c) above, have his age be determined by adding up to an additional five (5) years of age on December 31, 1999. However, such determined age shall not exceed sixty-five (65) years of age.

          In addition to the five (5) years of age credit described above, a Unified Member who will have attained at least eighty-five (85) Points under Early Retirement Program on December 31, 1999, will also be entitled to a Supplemental Pension Benefit as described in Appendix A. A Unified Member entitled to a Supplemental Pension Benefit may elect to receive such Benefit in a lump sum amount using the Actuarial Equivalent basis as described in Section 5.010.

          For purposes of this Section 5.03(d), a Unified Member's "Points" under the Early Retirement Program shall mean the sum of (i) such Unified Member's age (in whole years) on December 31, 1999, and (ii) such Unified Member's completed years of service (in whole years) on December 31, 1999.

Section 5.04  -  Early Retirement Benefits for United Members
------------     --------------------------------------------

          Normal Retirement Benefits for United Members shall be determined as set forth in Section 6.1 of the United Plan.

Section 5.05  -  Deferred Retirement Benefits for Unified Members
------------     ------------------------------------------------

          If a Unified Member continues to be employed by the Company after his Normal Retirement Date and after March 1, 1988, an additional retirement benefit will accrue to the Unified Member for Credited Service with the Company after his Normal Retirement Date and for such subsequent service as provided in
Section 5.01(a). Upon retirement at a Deferred Retirement Date, the Unified Member shall receive the retirement benefit.

Section 5.06  -   Deferred Retirement Benefits for United Members
------------      -----------------------------------------------

          Normal Retirement Benefits for United Members shall be determined as set forth in Section 6.3 of the United Plan.

Section 5.07  -  Termination of Service before Early or Normal Retirement Age
------------     ------------------------------------------------------------

          In the event of the termination of service of a Unified Member on or after March 1, 1987, for any reason other than death or disability prior to the attainment of Early Retirement Date or Normal Retirement Date, a Unified Member's vested retirement benefit commencing at his Normal Retirement Date shall be equal to a percentage of the amount determined in (a) or (b) below, in accordance with the following schedule:

          Years of Vesting Service        Percentage
          ------------------------        ----------
          0 - 4                           0%
          5 or more                       100%

          On attainment of Normal Retirement Age, a Unified Member's Normal Retirement Benefit shall be non-forfeitable.

          (a) The monthly amount payable on a single life annuity form shall be equal to his accrued benefit at his date of termination of service.

          (b) The monthly amount on a form other than the single life annuity shall be the actuarial equivalent of the amount equal to his accrued benefit at his date of termination of service.

          If a Unified Member elects to receive his Vested Deferred Benefit at an Early Retirement Date, this benefit shall be equal to the amount determined in this Section 5.010 multiplied by the appropriate percentages in accordance with the "Schedule of Early Retirement Factors" in Section 5.03.

Section 5.08  -  Pre-Retirement Death Benefit
------------     ----------------------------

          (a) If a Unified Member with a vested benefit dies while employed by the Company, or if a Unified Member with a vested benefit terminates employment with the Company after his Early Retirement Age and dies prior to his Benefit Commencement Date, then the surviving Spouse of such Unified Member shall be entitled to a survivor's benefit, provided that such Unified Member and surviving Spouse have been married to each other throughout the one year period preceding such Unified Member's death.

          (b) For a Unified Member who dies after attaining Early Retirement Age, the survivor's benefit payable hereunder shall be in an amount equal to the monthly benefit which such Spouse would have received under Section 5.07(a) of the Plan had the Unified Member retired immediately prior to his death and elected to receive benefits under Section 5.07(a) of the Plan, provided that such Unified Member and surviving Spouse have been married to each other throughout the one year period preceding such Unified Member's death. Upon the death of the Spouse, no other benefit shall be payable under the Plan. If the Unified Member dies prior to his earliest retirement age, the survivor's benefit hereunder shall be in a monthly payment commencing on the first day of the calendar month following the month in which the Unified Member would have attained his earliest retirement age and ending with the calendar month in which the spouse dies, equal to 50% of the monthly amount the Unified Member would have received if he retired electing a joint and survivor annuity under Section 5.07(a), and if such Unified Member had:

               (i)   a Separation from Service on or prior to the date of death,

               (ii)  survived to the earliest retirement age,

               (iii) retired with an immediate qualified Joint and Survivor Annuity at the earliest retirement age, and

               (iv) died on the day after the day on which such Unified Member would have attained the earliest retirement age.

          (c)  The provisions of this Section shall apply only if:

               (i) a Unified Member has at least one Hour of Service with the Company on or after August 23, 1984; or

               (ii) a Unified Member has at least one Hour of Service on or after January 1, 1976, and when such Unified Member incurred a Separation from Service, he had ten (10) or more Years of Vesting Schedule Service; or

               (iii) a Unified Member who has one Hour of Service on or after September 2, 1974, was employed by the Company after the earliest date on which such Unified Member was eligible for early retirement benefits under the Plan; and

               (iv) such Unified Member dies after August 23, 1984, prior to reaching his Annuity Starting Date.

          (d) Notwithstanding the foregoing, the Pre-Retirement Death Benefit for a United Member shall be determined in accordance with Section 6.10 of the United Plan.

Section 5.09 - Maximum Amount of Benefit
------------   -------------------------

          (a) The amount of annual benefit payable to a Member shall not exceed the lesser of:

               (i) the defined benefit limitation in effect at the beginning of each Plan Year (which, effective for the Plan Year commencing March 1, 1991, is $115,641, and for each Plan Year thereafter shall be adjusted automatically as provided by the Secretary of the Treasury as provided by
     Section 415(d) of the Code); or

               (ii) 100% of the Member's average Compensation for the three consecutive calendar years while a Member of the Plan in which his Compensation was highest.

          (b) If the annual benefit of the Member commences before the Member's Social Security Retirement Age, but on or after age 62, the defined benefit dollar limitation as reduced above, if necessary, shall be determined as follows:

               (i) If a Member's Social Security Retirement Age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Member attains age 65.

               (ii) If a Member's Social Security Retirement Age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined dollar limitation by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefit commence before the month of the Member's Social Security Retirement Age.

          If the annual benefit of a Member commences prior to age 62, the determination as to whether the limitations described in this Section have been satisfied shall be made in accordance with the Regulations prescribed by the Secretary of the Treasury or his delegate by adjusting the dollar limitation so it is the Actuarial Equivalent of the dollar limitation applicable at age 62. Actuarial Equivalent for this purpose shall be subject to the limitations of Code Section 415(b)(2)(E).

          If the annual benefit of a Member commences after the Member's Social Security Retirement Age, the determination as to whether the limitations described in this Section have been satisfied shall be made in accordance with the Regulations prescribed by the Secretary of the Treasury or his delegate by adjusting the dollar limitation so it is the Actuarial Equivalent of the dollar limitation applicable at the Member's Social Security Retirement Age. Actuarial Equivalent for this purpose shall be subject to the limitations of Code Section 415(b)(2)(E).

          (c) If the Member has less than 10 years of participation with the Company, the defined benefit dollar limitation is reduced by one-tenth for each year of participation (or part thereof) less than ten. If the Member has less than ten years of service with the Company, the compensation limitation is reduced by one-tenth for each year of service (or part thereof) less than ten. The adjustments of this section (c) shall be applied in the denominator of the defined benefit fraction based upon years of service. Years of service shall include future years occurring before the Member's normal retirement age. Such future years shall include the year which contains the date the Member reaches normal retirement age, only if it can be reasonably anticipated that the Member will receive a year of service for such year.

          If the Member's benefit payable under this Plan is payable in a form other than a benefit payable on a Life Annuity or a Qualified Joint and Survivor Life Annuity, the determination as to whether the limitations described in this Section have been satisfied shall be made in accordance with Regulations prescribed by the Secretary of the Treasury or his delegate by adjusting such benefit so that it is the Actuarial Equivalent to a benefit in the form of a Life Annuity.

          (d) If the Company maintains, or at any time maintained, another defined of any Member's benefits from all such plans may not exceed the maximum benefit described in paragraph (a). Actuarial Equivalent for this purpose shall be subject to the limitations of Code Section 415(b)(2)(E).

          (e) In the case of any Employee who is a Member in this Plan and any defined contribution plan of the Company, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year shall not exceed 1.0. In the event the sum of such fractions exceeds 1.0 the Committee shall prescribe the manner in which the annual benefits to this Plan or the annual addition under any of the other of the Company's defined contribution plans shall be reduced in order that no plans shall be disqualified under applicable sections of the Code.

          Effective for Plan Years beginning after December 31, 1999, the defined benefit/defined contribution 1.0 rule of repealed Code Section 415(e) is deleted from the Plan.

          (f) For purposes of applying the limitations of (b), the following rules shall prevail:

                (i) The term "defined benefit plan fraction" shall mean a fraction the numerator of which is the projected annual benefit payable under this Plan or any other defined benefit plan of the Company, (determined as of the close of the year) and the denominator of which is the lesser of (a) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year, or (b) the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Employee under the defined benefit plan for such year multiplied by 1.4.

               (ii) The term "defined contribution plan fraction" shall mean the aggregate annual additions to all defined contribution plans of the Company, if any, determined as of the close of the year without regard to limitations on contributions over the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Company: (a) the dollar limitation in effect under Section 415(c)(1)(a) of the Code for such year (determined without regard to Section 415(c)(6) of the Code) multiplied by 1.25, or (b) the amount which may be taken into account under Section 415(c)(1)(B) (or Section 415(c)(7) or (8), if applicable) of the Code with respect to such Employee under such plan for such year multiplied by 1.4.

          (g) For purposes of (a)(ii), "Compensation" means a Member's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Company (including, but not limited to, commissions paid salesmen, Compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

               (i) Company contributions to a plan of Deferred Compensation which are not included in the Member's gross income for the taxable year in which contributed or Company contributions under a simplified Employee pension plan to the extent such contributions are deductible by the Member, or any distributions from a plan of Deferred Compensation;

               (ii) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Member either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

               (iv) other amounts which received special tax benefits, or contributions made by the Company (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Member).

          Compensation for any limitation year is the Compensation actually paid or includable in gross income during such year. The limitation year shall be the Plan Year.

Section 5.010  -   Small Benefit Payments
-------------      ----------------------

          If the Actuarial Equivalent of a Member's vested Accrued Benefit does not exceed $5,000 at the time of distribution (or any prior distribution) such Actuarial Equivalent shall be paid to the Member in a single lump cash payment. Such payment will be made as soon as practicable following termination of the Member's employment. The lump sum cash payment shall be an amount equal to the Actuarial Equivalent of the Member's vested Accrued Benefit which would otherwise be payable at the Member's Normal Retirement Date in the Single Life Annuity form.

          In determining the amount of a lump sum payment under this Section
5.010 for Unified Members, the interest rate to be used shall be the Applicable Interest Rate (as defined in Section 1.02), and the mortality table to be used shall be the Applicable Mortality Table (as defined in Section 1.02); however, the amount of a lump sum payment determined at any time after February 28, 1998 shall not be less than the lump sum Actuarial Equivalent of the Unified Member's Accrued Benefit as of February 28, 1998, determined using an 8% interest rate and the 1971 Towers, Perrin, Forster and Crosby Forecast Mortality Table.

          If the Actuarial Equivalent value of the Unified Member's vested Accrued Benefit is zero, the member shall be deemed to have received a distribution hereunder of such vested Accrued Benefit. Notwithstanding the foregoing, a partial or total distribution may not be made after the Benefit Commencement Date, regardless of the present value of the non-forfeitable Accrued Benefit, without appropriate consent of the Unified Member and the Unified Member's Spouse.

Section 5.011  -   When Benefits Begin
-------------      -------------------

          Unless the Member elects otherwise, benefit payments must begin not later than the sixtieth day after the close of the Plan Year in which the latest of the following events occurs:

          (a) The Member attains age 65 or earlier normal retirement age; or

          (b) The tenth anniversary of the time when the Member commenced participation in the Plan; or

          (c) The Member terminates his service with the Company.

Section 5.012  -   Suspension of Benefits Upon Reemployment or After Normal
-------------      --------------------------------------------------------
                   Retirement Date
                   ---------------

          (a) If any Unified Member again becomes an Employee and completes at least forty (40) Hours of Service in any month (hereinafter "Section 203(a)(3)(B) Service") after his Early, Normal or Late Retirement Date, all

Benefit payments under this Article shall cease. Similarly, for a Unified Member who continues to be employed in Section 203(a)(3)(B) Service after his Normal Retirement Date, the actuarial value of Benefits which commence later than Normal Retirement Date will be computed without regard to the deferred commencement date and without regard to amounts which would have been suspended under the preceding sentence had the Unified Member been receiving Benefits since his Normal Retirement Date.

          (b) If Benefit payments have been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Unified Member ceases to be employed in Section 203(a)(3)(B) Service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume. Such Unified Member or his Beneficiary shall be entitled to the Benefits provided under this Article, reduced by the Actuarial Equivalent of Benefits or payments paid under this Article before such re-employment.

          (c) For a Unified Member who has commenced receipt of benefit payments, no Benefit payment shall be withheld by the Plan pursuant to this section unless the Plan notifies the Unified Employee by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that his Benefits are suspended. Such notifications shall contain a description of the specific reasons why Benefit payments are being suspended, a general description of the Plan provision relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations. In addition, the notice shall inform the Unified Member of the Plan's procedures for affording a review of the suspension of benefits in accordance with the claims procedure under Section 12.08.

          (d) Notwithstanding the foregoing, if a United Member is reemployed after Retirement, Section 6.13 of the United Plan shall apply.

                                  ARTICLE VI
                                  ----------
                          MANNER AND FORM OF PAYMENT
                          --------------------------

Section 6.01 -   Form of Retirement Benefit
------------     --------------------------

          A Member's retirement benefit or Vested Deferred Benefit shall, except as provided under Section 5.010, be payable as an annuity commencing on the first day of the month next following the Member's Retirement Date. The annuity shall be paid either as a single life annuity payable monthly during the lifetime of the Member (hereinafter "Single Life Annuity"), or as one of the other forms described in the following paragraphs of this Article. If the Member selects the Single Life Annuity, no benefit shall be payable after the Member's death.

Section 6.02 -   Joint and Survivor Annuity for Married Member
------------     ---------------------------------------------

          (a)  A Member's retirement benefit shall, except as provided under
Section 5.07, be payable as an annuity commencing on the Member's Retirement Date or as of the first day of the month coinciding with or next following his termination of employment, if later. The annuity shall be paid either as a Single Life Annuity payable monthly during the lifetime of the Member, or as one of the other forms described in the following paragraphs of this Article. If the Member selects the Single Life Annuity, no benefit shall be payable after the Member's death. All alternative forms of benefit described in Sections 6.03, 6.04, 6.05 and 6.06 shall be the Actuarial Equivalent of the Single Life Annuity.

          (b) The provisions of this section shall take precedence over any conflicting provisions in the Plan and shall apply to any Unified Member who is credited with at least one Hour of Service with the Company on or after August 23, 1984, and such other Members as are covered by subsection (e) of this section. Unless an optional form of benefit is selected within the Applicable Election period pursuant to a Qualified Election, a Unified Member's benefit shall be paid as follows:

               (i) In the form of a Qualified Joint and Survivor Annuity providing for an annuity for the life of the Unified Member and a survivor annuity for the life of the Unified Member's Spouse following the Unified Member's death, at a rate of 50% of the amount payable during the joint lives of the Unified Member and the Unified Member's Spouse, or

               (ii) If the Unified Member dies after the Earliest Retirement Age, in the form of a 50% Qualified Pre-Retirement Survivor Annuity providing for an immediate annuity for the life of the surviving Spouse at a rate at least equal to the survivor annuity described in subsection (i).

               (iii) If the Unified Member dies on or before the Earliest Retirement Age, in the form of a 50% Qualified Pre-Retirement Survivor Annuity providing for a deferred annuity for the life of the Spouse at a rate equal to the survivor annuity which would have been payable under subsection (i) if the Unified Member had separated from Service on his or her date of death, survived to the Earliest Retirement Age, retired with an immediate 50% Qualified Joint and Survivor Annuity at the Earliest Retirement Age, and died on the day after the Earliest Retirement Age. The annuity payable under this subsection shall begin at the Earliest Retirement Age unless the surviving Spouse elects a later date, in which case the payments shall be actuarially adjusted on a reasonable basis to reflect the delayed commencement of payments.

          (c) The provisions of Section 6.6(B) of the United Plan shall apply to United Members' Joint and Survivor Annuity Benefits.

          (d) Whenever any of the following terms is used in the Plan, it shall have the meaning specified below unless the context clearly indicates to the contrary.

               (i) "Annuity Starting Date" means the first day of the first period for which an amount is paid as an annuity or any other form.

               (ii) "Applicable Election Period" shall mean with respect to the Qualified Joint and Survivor Annuity described in subsection (b)(i), the ninety day period ending on the date benefit payments are to commence; and, with respect to the Qualified Pre-Retirement Survivor Annuities described in subsections (b)(ii) and (b)(iii), the period which begins on the first day of the Plan Year in which the Member attains age 35 or, if earlier, the date of his or her Termination of Service and ends on the date of the Member's death.

               (iii) "Earliest Retirement Age" means the earliest date on which, under the Plan, the Member could elect to receive retirement benefits.

               (iv) "Qualified Election" means a written election of a form of benefit other than a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity. An election shall be a Qualified Election only if the Member's Spouse consents to the election in writing and his or her consent is witnessed by a Plan representative or notary public. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: (a) the
                                                                    -
     Member's spouse consents in writing to the election; (b) the election
                                                           -
     designates a specific alternate beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Member without any further spousal consent); (c) the spouse's consent
                                                       -
     acknowledges the effect of the election; and (d) the spouse's consent is
                                                   -
     witnessed by a plan representative or notary public. Additionally, a Member's waiver of the qualified joint and survivor annuity will not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Member without any further spousal consent). If it is established to the satisfaction of a Plan Administrator that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a Qualified Election.

               Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Member without any requirement of further consent by such Spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Member without the consent of the Spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Member has received a notice as provided in paragraph (d). Notwithstanding this consent requirement, if the Member establishes to the satisfaction of the Company that such written consent cannot be obtained because the Member has no Spouse, or because the Spouse cannot be located, the election shall be deemed a Qualified Election.

               (v) "Spouse" means Spouse or surviving Spouse of the Member provided that a former Spouse will be treated as the Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code, and with respect to benefits provided under subsection
     (b)(ii) and (b)(iii), such Spouse and Member were married throughout the one year period ending on the Member's death.

          (e) Within no less than 30 days and no more than 90 days prior to the Annuity Starting Date, the Company shall provide the Member with a written explanation of the following:

               (i) The terms and conditions of the Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity, as applicable;

          The Member's right to elect a benefit other than a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity, as applicable, and the effect of such an election;

               (ii) The rights of the Member's Spouse with respect to the Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity, as applicable;

               (iii) The right of the Member to revoke a previous election and the effect of such revocation; and

               (iv) With respect to the Qualified Joint and Survivor Annuity, the relative values of the various optional forms of benefit under the Plan.

          Notwithstanding the foregoing, the written explanation may be provided after the Annuity Starting Date. The 90-day applicable election period to waive the qualified joint and survivor annuity described in Section 417(a)(6)(A) of the Code, shall not end before the 30/th/ day after the date on which such explanation is provided.

          The Secretary may by regulations limit the period of time by which the Annuity Starting Date precedes the provision of the written explanation other than by providing that the Annuity Starting Date may not be earlier than termination of employment.

          A Member may elect (with applicable Spousal Consent) to waive any requirement that the written explanation be provided at least 30 days before the Annuity Starting Date (or to waive the 30 day requirement under the above paragraph) if the distribution commences more than 7 days after such explanation is provided.

          (f)  (i)    If the present value of a Member's vested benefit exceeds
(or at the time of any prior distribution exceeded) $3,500 ($5,000 for Plan Years beginning after August 5, 1997), and the benefit is immediately distributable, the Member and the Member's Spouse (or where either the Member or the Spouse has died, the survivor) must consent to any distribution of such benefit. The consent of the Member and the Member's Spouse shall be obtained in writing in accordance with subsection (c)(ii) .

               (ii) Notwithstanding the foregoing, only the Member need consent to the commencement of a distribution in the form of a qualified Joint and Survivor Annuity while the benefit is immediately distributable. Neither the consent of the Member nor the Member's Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code.

               (iii) A benefit is immediately distributable if any part of the benefit could be distributed to the Member (or surviving Spouse) before the Member attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

Section 6.03 -   Life Annuity for Unmarried Members
------------     ----------------------------------

          A Member who does not have an Eligible Spouse at his Benefit Commencement Date shall have his benefit paid on the Single Life Annuity form under Section 6.01 unless he elects to have his benefit paid in another form as provided herein.

Section 6.04 -   Joint and Survivor Annuity for Other Members
------------     --------------------------------------------

          Benefits may be paid in one of the following forms for Unified
Members:

          (a)  50% Joint and Survivor Life Annuity
               -----------------------------------

               A monthly benefit payable during the lifetime of the Unified Member and upon his death 50% of such monthly benefit payable to his Eligible Spouse for the Eligible Spouse's lifetime. No benefit shall be payable after the death of the Unified Member and his Eligible Spouse.

          (b)  100% Joint and Survivor Life Annuity
               ------------------------------------

               A monthly benefit payable during the lifetime of the Unified Member and upon his death 100% of such monthly benefit payable to his Eligible Spouse for Eligible Spouse's lifetime. No benefit shall be payable after the death of the Unified Member and his Eligible Spouse.

Section 6.05 -   Period Certain Life Annuity Benefit
------------     -----------------------------------

          This form of benefit provides for monthly payments continuing to the first day of the month in which the Member's death occurs or the end of the certain period of 120 months (60, 120 or 180 for United Members), whichever is later. If the Member dies before the end of the certain period, payments in the same amount shall be continued to his designated beneficiary to the end of such period.

Section 6.06 -   Optional Temporary Annuity for Unified Members
------------     ----------------------------------------------

          A Unified Member whose retirement benefit or Vested Deferred Benefit commences under the Plan before the earliest date on which his primary insurance benefit begins under the Social Security Act may elect to receive an adjusted benefit prior to the first date on which he becomes eligible to receive such primary insurance benefit and a reduced benefit thereafter. The adjusted benefit shall be calculated so that his retirement benefit or Vested Deferred Benefit payable to the Unified Member prior to the date on which he becomes eligible to receive his primary insurance benefit shall be equal as nearly as possible to the sum of (a) the reduced amount payable after such date and (b) the estimated primary insurance benefit payable to the Unified Member beginning on such date.

          A Unified Member may elect this Optional Temporary Annuity by filing a written request with the Plan Administrator prior to his Retirement Date.

Section 6.07 -   Disability Retirement Benefit for United Members
------------     ------------------------------------------------

          A disabled United Member may be eligible for a disability benefit under Section 6.8 of the United Plan.

Section 6.08 -   Retirement Benefit From United Member Contributions
------------     ---------------------------------------------------

          A United Member may be entitled to a monthly retirement benefit from his or her contributions under Section 6.9 of the United Plan.

Section 6.09 -   Lump Sum Benefits
------------     -----------------

          A United Member may be eligible for quarterly, semiannual, or annual installments or a lump sum distribution under Section 6.11(B) of the United Plan.

Section 6.010-   Minimum Distribution of Benefits
-------------    --------------------------------

          Notwithstanding any other provision contained herein to the contrary, the entire interest of the Member will be distributed either:

          (a) in the case of an employee who is not a 5-percent owner (as described in Section 416(i) of the Code), the Member has the option to select one of the following:

                         (A) beginning the April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2; or

                         (B) beginning the April 1 of the calendar year following the later of the calendar year in which the Member attains age 70 1/2 or the calendar year in which the Member retires.

          (b) in the case of an employee who is a 5-percent owner, beginning the April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2.

Section 6.011-    Minimum Distribution Following Death
-------------     ------------------------------------

          If a Member dies after his Benefit Commencement Date and before his entire interest has been distributed to him, then the remaining portion of such interest, if any, will continue to be distributed at least as rapidly as provided under the form of distributions in effect prior to death.

          If a Member with a vested benefit dies prior to his Benefit Commencement Date, the only benefit payable shall be as provided in Section 5.08.

                                  ARTICLE VII
                                  -----------
                           CONTRIBUTIONS AND FUNDING
                           -------------------------

Section 7.01 -   Funding of Plan
------------     ---------------

          The Plan shall be funded for the exclusive purpose of providing benefits to Members and their beneficiaries and for defraying reasonable expenses in administering the Plan.

Section 7.02 -   Company Contributions
------------     ---------------------

          The Company shall bear the total costs of the Plan. Such costs will include the amounts necessary to provide benefit payments to Plan Members and their beneficiaries and the payment of administrative expenses including the payment of premiums for Plan termination insurance to the Pension Benefit Guaranty Corporation. Notwithstanding the foregoing, for the short Plan Year ending December 31, 2001, the deductible limit under Section 404(a)(1) of the Code shall be limited by the requirements of Section 5 of Revenue Procedure 87-27.

Section 7.03 -   Contributions to Group Annuity Contract
------------     ---------------------------------------

          Contributions to the Plan and benefit payments from the Plan may be made under one or more group annuity contracts issued by Equitable Life Assurance Society of the United States, or any other insurance company, or may be made under a trust established for that purpose.

Section 7.04 -   No Return of Company Contributions; Exceptions
------------     ----------------------------------------------

          Contributions to the Plan may not be returned to the Company, except in the following instances:

          (a) If the amount of a contribution is incorrect, such as an amount based on an arithmetical error or a mistake in fact, the amount in excess of the correct amount may be returned to the Company within one year after the payment of the contribution.

          (b) If the Plan fails to qualify under Section 401(a) of the Internal Revenue Code, contributions made to the Plan may be returned to the Company within one year after the date of denial of qualification of the Plan.

          (c)  If a contribution is disallowed as a federal tax deduction under
Section 404(a)(2) of the Internal Revenue Code, then to the extent the deduction is disallowed the contribution may be returned to the Company within one year after the disallowance of the contribution.

          (d) If the Plan is terminated, contributions may be returned to the Company as provided under the provisions of Article IX.

Section 7.05 -   United Employee Contributions
------------     -----------------------------

          Prior to December 10, 1979, a United Member was required to contribute to participate in the United Plan. No United Member contributions are required or permitted after December 9, 1979. A United Member is entitled to withdraw required contributions with interest as described in Section 6.9 of the United Plan on having a Break in Service (as defined in the United Plan).

                                 ARTICLE VIII
                                 ------------
                                 ADMINISTRATION
                                 --------------

Section 8.01 -  Named Fiduciary
------------    ---------------

          The Company has the overall responsibility and authority as the named fiduciary to manage and control the operation and administration of the Plan and may designate one or more persons or committees to carry out its fiduciary responsibilities and authority under the Plan and its duties as the Plan Administrator.

Section 8.02 -   Benefits Committee as Plan Administrator
------------     ----------------------------------------

          The Benefits Committee, whose membership is to be determined by the Company, is the named fiduciary to act on behalf of the Company in the management and control of the Plan assets and to establish and carry out a funding policy consistent with the Plan objectives and with the requirements of any applicable law. The Benefits Committee shall carry out the Company's responsibility and authority:

          (a) To appoint one or more persons to serve as investment manager with respect to all or part of the Plan assets, including assets maintained under separate accounts of an insurance company;

          (b) To allocate the responsibilities and authority being carried out by the Benefits Committee among the Members of the Committee;

          (c) To take any action appropriate to assure that the Plan assets are invested for the exclusive purpose of providing benefits to Members and their beneficiaries in accordance with the Plan and defraying reasonable expenses of administering the Plan, subject to the requirements of any applicable law; and

          (d) To employ one or more persons to render advice with respect to any responsibility or authority being carried out by the Benefits Committee.

Section 8.03 -   Additional Duties of Benefits Committee
------------     ---------------------------------------

          The Company has also designated the Benefits Committee, whose membership is to be determined by the Company, to carry out its fiduciary responsibilities and authority under the Plan and its duties as the Plan Administrator.

          (a) To determine and advise the Company as to the amounts of Company contributions to the Plan, based on appropriate information, and in a manner consistent with the funding policy established by the Benefits Committee;

          (b) To determine the amounts and time of payment of benefits and the rights of Members and their beneficiaries to Plan benefits, to take any actions necessary to assure timely payment of benefits to any Member or beneficiary eligible to receive benefits under this Plan, and to assure a full and fair review for any person who is denied a claim to any benefit under the plan;

          (c) To maintain Plan records, to communicate appropriate information to the Board of Directors, to communicate to Members and their beneficiaries, and to submit required reports to appropriate authorities;

          (d) To employ other persons to render advice with respect to any responsibility or authority being carried out by the Benefits Committee, including the employment of counsel, and to assist in the administration of the Plan;

          (e) To employ, on behalf of Plan Members, an enrolled actuary and an independent qualified public accountant;

          (f) To take any action necessary or appropriate to assure that the Plan is administered for the exclusive purpose of providing benefits to Members and their beneficiaries in accordance with the Plan and defraying reasonable expenses of administering the Plan, subject to the requirements of any applicable law; and

          (g) Generally, to operate and administer the Plan in all matters other than those for which the Benefits Committee has been designated.

Section 8.04 -   Authority of Benefits Committee
------------     -------------------------------

          The Benefits Committee shall have absolute discretion in carrying out its responsibilities under Section 8.01 and 8.02, and any decision by the Benefits Committee shall be final and binding on all Members and beneficiaries. Without limiting the authority or responsibilities of the Benefits Committee contained in this Article, the Benefits Committee shall have the discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

                                  ARTICLE IX
                                  ----------
                     AMENDMENT AND TERMINATION OF THE PLAN
                     -------------------------------------

Section 9.01 -   Amendment of the Plan
------------     ---------------------

          The Company reserves the right to modify or amend this Plan from time to time and to any extent that it may deem advisable including any amendment deemed necessary to insure the continued qualification of this Plan under the provisions of the Internal Revenue Code. Any amendment shall be made pursuant to a resolution duly adopted by the Company's Board of Directors. No amendment shall have the effect of re-vesting in the Company the whole or any part of the assets of this Plan or of diverting any part of the assets of this Plan to purposes other than for the exclusive benefit of the Members and their beneficiaries at any time prior to the satisfaction of all the liabilities under this Plan with respect to such persons. If such amendment reduces the accrued benefit of any Member, such amendment shall not be valid unless approved by the Secretary of Labor or unless he fails to take action disapproving such amendment within 90 days after receiving notice of it. No amendment shall adversely affect the Vested Deferred Benefit of a Member.

          A Plan amendment that changes the Plan's vesting schedule shall not be effective with respect to any Member with three Years of Vesting Service who makes an irrevocable election during the election period to have such benefit determined without regard to such amendment.

          For purposes of the preceding paragraph, the election period shall begin on the date the Plan amendment is adopted and end on the latest of the following dates:

          (a)  The date which is 60 days after the Plan amendment is adopted;

          (b)  The date which is 60 days after the Plan amendment is effective;
or

          (c) The date which is 60 days after the day the Member is issued written notice of the Plan amendment by the Plan Administrator.

Section 9.02 -   Termination of the Plan
------------     -----------------------

          The Company reserves the right to terminate the Plan at any time. Upon termination of the Plan by the Company or upon partial termination of the Plan, the rights of all affected Members to their accrued benefits to the date of termination or date of partial termination shall be non-forfeitable as of such date except as provided under the provisions of Article X.

Section 9.03 -   Allocation of Assets Upon Plan Termination
------------     ------------------------------------------

          Upon termination of the Plan in accordance with the provisions of
Section 9.02 but subject to the provisions of Section 10.02, the Plan's assets shall be allocated in accordance with the following order:

          (a)  Benefits payable as an annuity to

               (i) Members and their beneficiaries who began receiving benefits at least three years prior to the termination date of the Plan, and

               (ii) Members and their beneficiaries who could have been receiving benefits as of three years prior to the termination date of the Plan if they had retired prior to the beginning of the three year period and if their benefits had commenced (on the single life annuity form under this Plan) as of the beginning of such period, based on the provisions of the Plan (as in effect during the five year period ending on such termination date) under which benefits would be least.

          (b) All other benefits, which are insured by the Pension Benefit Guaranty Corporation, determined without regard to Section 4022(b)(5) of the Employee Retirement Income Security Act or would have been so insured if Section 4022(b)(6) of such Act did not apply.

          (c)  All other non-forfeitable benefits under the Plan

          (d)  All other benefits under the Plan.

          If the assets of the Plan available for allocation under (a) or (b) are insufficient to satisfy in full the benefits which are described, the assets shall be allocated pro rata among such individuals on the basis of the present value (as of the Plan's date of termination) of their respective benefits.

          Any residual assets of the Plan remaining after the satisfaction of all liabilities of the Plan shall be distributed to the Company.

Section 9.04 -   Merger or Consolidation
------------     -----------------------

          No merger or consolidation with, or transfer of assets or liabilities to, any other Plan shall be made unless, in the event the Plan is terminated immediately after such merger, consolidation or transfer, each Member in this Plan would receive a benefit equal to or greater than the benefit he would have been entitled to receive if this Plan terminated immediately before the merger, consolidation or transfer.

                                   ARTICLE X
                                   ---------
                 LIMITATION OF BENEFITS FOR HIGHLY PAID MEMBER
                 ---------------------------------------------

Section 10.01 -   Limitation on Certain Distributions
-------------     -----------------------------------

          (a) In the event of Plan termination, the benefit of any highly compensated Member or highly compensated former Member is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code, as follows:

               (i) Benefits distributed to any of the twenty-five (25) most highly compensated Members and highly compensated former Members ("Restricted Member") are restricted such that the annual payments are no greater than the amount equal to the payment that would be made on behalf of the Restricted Member under a single life annuity that is the Actuarial Equivalent of the sum of the Restricted Member's Accrued Benefit and the Restricted Member's other benefits under the Plan.

               (ii)  Paragraph (i) shall not apply if:

                     a. after payment of the benefit to a Restricted Member, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Section 412(1)(7) of the Code,

                     b. the value of the benefit for a Restricted Member is less than 1% of the value of current liabilities, or

                     c. the value of the benefits payable under the Plan to a Restricted Member does not exceed $3,500 ($5,000 for Plan Years beginning after August 5, 1997).

               (iii) for purposes of this Section, benefit includes any periodic income, any withdrawal values payable to a living Restricted Member, and any death benefits not provided for by insurance on the Restricted Member's life.

          (b) In the event that Congress provides by statute, or the Internal Revenue Service provides by regulation or ruling, that the limitations set forth in this Article X are not necessary for the Plan to meet the requirements of
Section 401(a) or other applicable provisions of the Code then in effect, such limitations shall become void and shall no longer apply without the necessity of further amendment to the Plan.

          (c) Notwithstanding the foregoing, the limitations of (a)(i) above shall not apply to any Restricted Member otherwise subject thereto who enters into a prior written agreement with the Company to the effect that if the Plan is terminated and distribution of benefits has been or will be made to such Restricted Member regardless of the limitation of subsection (ii) above, such Restricted Member (or, in the case of his or her death, his or her estate or representatives) shall repay to the Trustee a sum equal to the total amounts by which his or her benefits under the Plan shall exceed benefits determined under the preceding limitation ("Restricted Benefits"). As security for the repayment of the Restricted Benefits, such written agreement shall:

               (i) Require the Restricted Member to deposit with a financial institution acceptable to the Company, property having a fair market value equal at least to 125% of the amount of the restricted benefits;

               (ii) Require such Restricted Member, at any time that the fair market value of the property falls below 110% of the amount of the Restricted Benefits, to deposit additional property with the financial institution to bring the value of all property held by the financial institution up to 125% of such amount; or

               (iii) Contain a provision prohibiting the financial institution from returning any property to such Restricted Member (or his or her estate or representatives) except upon receipt of a certification of the Company that such property is no longer required as security for the repayment of the obligation of the Restricted Member.

          Notwithstanding the foregoing, the requirements of subsections (i) and
(ii) of the preceding sentence shall be satisfied to the extent that the Restricted Member deposits with a financial institution acceptable to the Company any combination of the following property: Cash, U.S. Treasury bills, shares in money market mutual funds, a bank letter of credit, and/or federally insured savings accounts or certificates, or certificates of deposit, in a face or principal amount equal to 100% of the amount of the restricted benefits, or the portion thereof secured by such property. In lieu of the written agreement described above, the Restricted Member may enter into any other written agreement with the Company for the repayment of the Restricted Benefits which is determined to be acceptable by ruling of the Internal Revenue Service.

                                  ARTICLE XI
                                  ----------
                             TOP HEAVY PROVISIONS
                             --------------------

Section 11.01 -   Top Heavy Definitions
-------------     ---------------------

          Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the meaning specified below unless the context clearly indicates to the contrary.

          (a) "Aggregation Group" means each Plan of the Company in which a Key Employee is a Member and each other plan of the Company which enables the Plan or Plans containing a Key Employee to meet the antidiscrimination requirements of Sections 401(a)(4) or 410 of the Internal Revenue Code. In addition, the Administrator may include in the Aggregation Group any other Plan of the Company that satisfies the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the other Plans in the Aggregation Group.

          (b) "Determination Date" means with respect to any Plan Year the last day of the preceding Plan Year, or in the case of the first plan year of the Plan, the last day of such plan year.

          (c) "Key Employee" means a Member who, at any time during the Plan Year or any of the four preceding Plan Years, is:

               (i)    An officer of the Company,

               (ii) One of the ten Employees owning (or considering as owning within the meaning of Section 318 of the Code) the largest interest in the Company,

               (iii)  A five percent owner of the Company, or

               (iv) A one percent owner of the Company having an annual Compensation from the Company or more than $150,000.

     For purposes of paragraph (i), no more than fifty Employees (or, if lesser, the greater of three Employees or ten percent of the Employees) shall be treated as officers. In addition, a "Non-Key Employee" means an Employee who is not a Key Employee. The beneficiaries of an Employee acquire the character of such Employee.

          (d) "Top Heavy Group" means any Aggregation Group if the sum of the Actuarial Equivalent of cumulative accrued benefits for Key Employees under all defined benefit pension plans included in the Aggregation Group (using the provisions of Section 1.02 as the actuarial assumptions for all such defined benefit plans), and the sum of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group, exceeds 60% of such amounts determined for all employees.

          (e) "Top Heavy Plan" means each Plan of the Company or Companies required to be included in an Aggregation Group, if the Aggregation Group is a Top Heavy Group.

Section 11.02-    Special Top Heavy Rules
-------------     -----------------------

          For purposes of determining whether a Top Heavy Group exists, the following special rules shall apply:

          (a) Benefits derived from voluntary or mandatory Member contributions and Company contributions shall be taken into account.

          (b) The Aggregate of distributions made to any Member from the Plan or any plans in the Aggregation Group, during the five year period ending on the Determination Date shall be taken into account in determining the Actuarial Equivalent accrued benefit of any Member or the account of any Member under any such plan.

          (c) If a Member who was a Key Employee ceases to be a Key Employee for a Plan Year, the cumulative accrued benefit or account of such Member will not be taken into account for determining whether a Top Heavy Group exists for such Plan Year.

          (d) Solely for the purpose of determining if the Plan, or any other plan included in a Top Heavy Group of which this Plan is a part, is top heavy, the accrued benefit of a Member other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Member or by other members of an Affiliated Company of which the Company is a member and any other entity required to be aggregated with the Company pursuant to regulations under Section 414 of the Code, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

Section 11.03-    Top Heavy Benefits and Vesting
-------------     -------------------------------

          If the Plan is a Top Heavy Plan for any Plan Year beginning after December 31, 1983, then with respect to such Plan Year the following provisions shall apply:

          (a) Each Unified Member who has completed three or more Years of Service with the Company shall be fully vested in his or her Accrued Benefit derived from Company contributions.

          (b) Each United Member who is not a Key Employee shall be vested in his or her Accrued Benefit derived from Company contributions at least as rapidly as provided under the following schedule:

          Years of Vesting Service    Vesting Percentage
          ------------------------    ------------------
                    2                          20
                    3                          40
                    4                          60
                    5                          80
                    6                         100

          (c) Notwithstanding any other provision in this plan except subsection (d) or (e) below, each Member who is not a Key Employee and has completed 1,000 hours of service will accrue a benefit (to be provided solely by employer contributions and expressed as a life annuity commencing at Normal Retirement Age) of not less than two percent of his or her highest average Compensation for the five consecutive years for which the Member had the highest Compensation. The minimum accrual is determined without regard to any Social Security contribution. The minimum accrual applies even though under other plan provisions, the Member would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because:

               (i) the non-key employee fails to make mandatory contributions to the Plan;

               (ii) the non-key employee's Compensation is less than a stated amount;

               (iii) the non-key employee is not employed on the last day of the accrual computation period; or

               (iv)   the plan is integrated with Social Security.

          (d) No additional benefit accruals shall be provided pursuant to subsection (c) above to the extent that the total accruals on behalf of the Member attributable to employer contributions will provide a benefit expressed as a life annuity commencing at Normal Retirement Age that equals or exceeds 20 percent of the Member's highest average Compensation for the five consecutive years for which the Member had the highest Compensation.

          (e) The provisions in (c) above shall not apply to any Member to the extent that the Member is covered under any other plan or plans of the Company and the Company has provided the minimum allocation or benefit requirement applicable to this top heavy plan in the other plan or plans.

          (f) The limitation of contained in Section 5.09(g) shall be replaced by 1.0.

                                  ARTICLE XII
                                  -----------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

Section 12.01-    Evidence of Survival
-------------     --------------------

          Where a benefit payment is contingent upon the survival of any person, evidence of such person's survival must be furnished either by personal endorsement of the check drawn for such payment or by other evidence satisfactory to the Plan Administrator.

Section 12.02-    Non-Alienation of Benefits
-------------     --------------------------

          Neither the Company nor the Trustee shall recognize any transfer, mortgage, pledge, hypothecation, order or assignment by any Member or beneficiary of all or part of his interest hereunder, and such interest shall not be subject in any manner to transfer by operation of law, and shall be exempt from the claims of creditors or other claimants from all orders, decrees, levies, garnishment and/or executions and other legal or equitable process or proceedings against such Member or beneficiary to the fullest extent which may be permitted by law. The preceding sentence shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Member pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in Section 414(p) of the Code, or upon approval of the committee in its sole discretion any domestic relations order entered before January 1, 1985. Notwithstanding any other provisions contained in the Plan that limit the right of a Member to commence to receive a distribution from the Plan, payment of benefits from the Plan to an alternate payee under a qualified domestic relations order shall commence at such time as provided in the qualified domestic relations order or as soon thereafter as administratively feasible.

Section 12.03-    Payments to Incompetents
-------------     ------------------------

          If the Company receives evidence satisfactory to it that (a) a payee entitled to receive any payment under the Plan is physically or mentally incompetent to receive such payment or is a minor, (b) another person or an institution is then maintaining or has custody of such payee and (c) no guardian, Committee or other representative of the estate of such payee has been appointed, the Plan Administrator may direct that payments be made (in the case of a minor at a rate not exceeding $50.00 a month) to such other person or institution.

Section 12.04-    Misstated Information
-------------     ---------------------

          If any information has been misstated on which a benefit under the Plan with respect to a person was based, such benefit shall not be invalidated but the amount of the benefit shall be adjusted to the proper amount as determined on the basis of the correct information. Overpayments, if any, with interest as determined by the Plan Administrator shall be charged against any payments accruing with respect to the person. The Plan Administrator reserves the right to require proof of age of any person entitled to a benefit under this Plan.

Section 12.05-    Beneficiary
-------------     -----------

          Subject to the consent of the member's spouse as provided in Section 6.02, a Member shall designate, with the right to change such designation, a beneficiary to receive any payment or payments to which a beneficiary may become entitled under the Plan in the event retirement benefits are distributed in accordance with Section 6.05. Any other person to whom periodic payments are payable under this Plan may designate, with the right to change such designation, a beneficiary to receive any remaining periodic payments becoming due upon the death of such person, provided that no prior conflicting designation by a Member is then in effect with respect thereto. If no designated beneficiary is surviving when a payment is to be made to a beneficiary, the commuted value of any remaining periodic payments shall be made to the person or persons in the first surviving class of the following classes of successive preference beneficiaries: (a) the Member's widow or widower, (b) the Member's surviving children, or (c) the executors or administrators of the person upon whose death the payments become due.

Section 12.06-  Forfeiture Upon Failure to Locate
-------------   ---------------------------------

          The Committee shall declare a forfeiture of any Account of any Member or beneficiary under the Plan who cannot be found within one year after the benefit would have otherwise been payable under the Plan. Neither the Company, the Committee or the Trustee shall be obligated to search for the whereabouts of any person. Any amounts forfeited shall be used to reduce Company contributions. In the event such Member or beneficiary is thereafter located, such previously forfeited benefit shall be restored.

Section 12.07-  Direct Transfer of Benefits
-------------   ---------------------------

          (a) This paragraph applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's (defined below) election under this paragraph, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

          (b)  The following definitions apply to paragraph (a):

               (i) An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually), made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; effective March 1, 1999, any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (ii) An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

               (iii) A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
     Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

               (iv) A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

Section 12.08- Claims Procedure
-------------  ----------------

          (a) Any Member or beneficiary of a deceased Member or duly authorized representative of either (such Member or beneficiary or duly authorized representative being referred to below as a "Claimant") may deliver to the Benefits Committee a written claim for a determination with respect to the (i) Claimant's Accrued Benefits, or (ii) benefits distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the benefit determination desired by the Claimant.

          (b) The Benefits Committee shall consider a Claimant's claim within a reasonable time, but not later than 90 days after receipt of the claim by the Plan, unless the Benefits Committee determines that special circumstances require an extension of time for processing the claim. If the Benefits Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Benefits Committee expects to render the

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

benefit determination. Once the benefit determination is made in accordance with the foregoing, the Benefits Committee shall notify the Claimant in writing:

               (i) that the Claimant's requested benefit determination has been made, and that the claim has been allowed in full; or

               (ii) that the Benefits Committee has reached a conclusion adverse, in whole or in part, to the Claimant's requested benefit determination. The Benefits Committee's notice of adverse benefit determination must be written in a manner calculated to be understood by the Claimant, and it must contain:

                     a. the specific reason(s) for the adverse benefit determination;

                     b. reference to the specific provisions of the Plan upon which such adverse benefit determination was based;

                     c. a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                     d. a description of the Plan's claim review procedures set forth in (c) below and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under Section 502(a) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") following an adverse benefit determination on review.

          (c) Within 60 days after receiving a notice from the Benefits Committee of an adverse benefit determination, a Claimant may file with the Board of Directors a written request for a review of such adverse determination. Thereafter, but not later than 30 days after the review procedure began, the
Claimant:

               (i) may submit written comments, documents, records, and other information relating to the claim for benefits;

               (ii) shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits; and/or

               (iii) may request a hearing, which the Board of Directors, in its discretion, may grant.

The Board of Directors shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

          (d) The Board of Directors shall render its decision on review within a reasonable time, and not later than 60 days after the receipt of the Claimant's review request, unless a hearing is held or other special circumstances require additional time, in which case the Board of Directors' decision must be rendered within 120 days after the receipt of the Claimant's review request. If the Board of Directors determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 60-day period. In no event shall such extension exceed a period of 60 days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Board of Directors expects to render the benefit determination on review. The Board of Directors' decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

               (i)   specific reasons for the decision;

               (ii) reference to the specific Plan provisions upon which the decision was based;

               (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits;

               (iv) a statement of the Claimant's right to bring an action under ERISA Section 502(a) concerning an adverse benefit determination; and

               (v) such other matters as the Board of Directors deems relevant.

For purposes of this Article, a document, record, or other information shall be considered "relevant" to a Claimant's claim if such document, record, or other information was relied upon in making the benefit determination; was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; or demonstrates compliance with the administrative processes and safeguards required under ERISA in making the benefit determination.

Section 12.09- Applicable Law
-------------  --------------

          The law of the State of California shall be the controlling state law in all matters relating to the Plan and shall apply to the extent it is not preempted by the laws of the United States of America.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on the 19/th/ day of December, 2001.


                              UNIFIED WESTERN GROCERS, INC.


                              By: /s/ Don Gilpin
                                  ---------------------------------
                              Its:  Vice President, Human Resources
                                  ---------------------------------

                                   Appendix A
                                   ----------


The Supplemental Pension Benefit identified in Section 5.03(d) is determined as of the Unified Member's retirement date by multiplying such Unified Member's completed years of service (in whole years, limited to 26) on December 31, 1999, by such Unified Member's Weekly Rate of Pay, the product then divided by the Actuarial Equivalent factor for converting an immediate annuity to a cash lump sum amount under Section 5.010.

Weekly Rate of Pay, for purposes of this Appendix A, shall mean such Unified Member's weekly base pay, excluding bonuses or other compensation such as unused sick leave payoff, but including amounts reduced from such Unified Member's compensation and contributed by the Company under the Unified Western Grocers, Inc. Employees' Sheltered Savings Plan and the Spending Account Plan.

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